ANEBULO PHARMACEUTICALS

Nasdaq: ANEB

Corporate Presentation
January 2023

Cautionary Note Regarding Forward-Looking Statements

Forward-Looking Statements

This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those statements include statements regarding the intent, belief or current expectations of Anebulo Pharmaceuticals and members of its management, as well as the assumptions on which such statements are based. These forward-looking statements include, but are not limited to, those regarding: Anebulo’s development plans for ANEB-001 including plans to develop it for other indications related to abuse and addiction, the design, progress and expected timing of Anebulo’s clinical studies and its intention to submit an Investigational New Drug application (“IND”) for ANEB-001 to the U.S. Food and Drug Administration (“FDA”) and the expected timing thereof; the design and potential benefits of ANEB-001; Anebulo’s commercialization plans for ANEB-001, if approved, including plans to explore strategic collaborations and expand the Company’s IP position; the expected timing to announce topline Part B data; the expecting timing for an end of phase 2 meeting with the FDA; Anebulo’s current cash providing a runway into 2024; the market opportunity and potential peak revenue for ANEB-001 (if approved). Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, but not limited to: there is no guarantee that Anebulo’s planned IND for ANEB-001 will be cleared by the FDA; initial results from clinical studies are not necessarily indicative of results that may be observed in the future; clinical trial site challenges that may impact the expected timing of Anebulo’s ongoing clinical trials, including challenges related to the ongoing COVID-19 pandemic; the timing and success of clinical trials and potential safety and other complications thereof; any negative effects on Anebulo’s business, commercialization and product development plans caused by or associated with COVID-19 or geopolitical issues; and those described in Anebulo’s most recent annual report on Form 10-K and in other periodic reports filed with the SEC, and that actual results may differ materially from those contemplated by such forward-looking statements. Except as required by federal securities law, Anebulo Pharmaceuticals undertakes no obligation to update or revise forward-looking statements to reflect changed conditions.

Market & Industry Data

This presentation includes market and industry data and forecasts that the Company has developed from independent research reports, publicly available information, various industry publications, other published industry sources or the Company’s internal data and estimates. Independent research reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Although the Company believes that the publications and reports are reliable, the Company has not independently verified the data and makes no representation or warranty with respect to the accuracy of such information. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The Company’s internal data, estimates and forecasts are based on information obtained from trade and business organizations and other contracts in the markets in which it operates and management’s understanding of industry conditions. Although the Company believes that such information is reliable, the Company has not had such information verified by any independent sources.

Anebulo overview

- Biopharmaceutical company developing novel antidote for acute cannabinoid intoxication and, longer term, other indications related to abuse and addiction
- In clinical trials, ANEB-001 rapidly reversed the key negative effects of acute cannabinoid intoxication
  - Potent, small molecule CB1 antagonist with a high affinity for the human CB1 receptor
  - Completed clinical trials demonstrated ANEB-001 is readily absorbed and well tolerated
  - Completed dosing a Phase 2 proof-of-concept trial for cannabinoid intoxication and announced positive topline Part A and preliminary Part B data
  - Expect to announce topline Part B data in 1Q 2023 and targeting an end of phase 2 meeting with FDA in 1H 2023
- Raised $27.6M ($21M IPO May 2021 and $6.6M PIPE September 2022)
- As of December 31, 2022, had $16M cash providing a runway into 2024
- 25.6 million shares outstanding as of December 31, 2022

Investment highlights

ANEBULO PHARMACEUTICALS

Addressing unmet medical need to treat acute cannabinoid intoxication, a large and growing market

- No FDA approved treatment for ACI and no treatments further along in clinical testing
- In 2019, ~1.7 million cannabinoid-related emergency department (ED) visits in the U.S., growing 15% annually
- Legalization of cannabis for medical and recreational use is leading to more ACI's and ED visits

ANEB-001 is a de-risked asset with a well-understood mechanism of action

- In-licensed from Vernalis (subsidiary of Ligand Pharmaceuticals)
- Central effects of THC are CB1 mediated and ANEB-001 is a CB1 antagonist
- Phase 1 study demonstrated ANEB-001 was rapidly absorbed, well tolerated and crossed the blood-brain barrier

Demonstrated human proof-of-concept

- Completed dosing a Phase 2 proof-of-concept study of ANEB-001 treatment after a THC challenge
- Part A data released in July 2022 demonstrated a robust reduction in key symptoms of ACI
- Part B preliminary data showed rapid reversal of THC effects after delayed dosing, even at higher THC doses

Capital-efficient business model

- Outsourcing clinical research and data management
- Exploring strategic collaborations for commercialization
- Lean corporate structure

Leadership

ANEBULO
PHARMACEUTICALS

Executive Management

Simon Allen
Chief Executive Officer

Started in the lab at Gilead before spending over two decades in sell-side business development and leadership

Ambrx Biopharma, CovX/Pfizer, Skyepharma, Kalypsys Gilead Sciences

University of Sydney
Australian Graduate School of Management

Rex Merchant, CFA
Chief Financial officer

JFL Capital Management, Western Investment, Benchmark Plus

Stanford University

Ken Cundy, PhD
Chief Scientific Officer

Broad experience in drug discovery, preclinical and clinical development, and product approval spans more than 30 years with various companies and includes blockbuster drugs such as Gilead's HIV drug tenofovir and the filing of more than 15 INDs and 6 NDAs

University of Manchester, University of Kentucky

Board of Directors

Joseph Lawler
Founder, Chairman

General Partner JFL Capital Management

Simon Allen
Chief Executive Officer

Ambrx Biopharma, CovX/Pfizer, Skyepharma, Kalypsys, Gilead Sciences

Aron English
Affiliated Director

General Partner 22NW

Jason Aryeh
Independent Director

General Partner JALAA Equities, Board Member Ligand Pharmaceuticals

Areta Kupchyk
Independent Director

FDA lawyer, Partner Foley Hoag, former Associate Chief Counsel for Drugs and Biologics at FDA

Nat Calloway
Independent Director

Analyst and Partner 22 NW
Cornell University and Columbia University

Ken Lin
Independent Director

Former CEO Ab Initio Biotherapeutics, former VP of Corporate Development and IR at Ulthera

Karah Parschauer
Independent Director

General Counsel Ultragenyx, Board Member Evolus and Arcturus

Former Head of Legal and Compliance at Allergan

ANEB-001 for Acute Cannabinoid Intoxication

Acute cannabinoid intoxication

ANEBULO PHARMACEUTICALS

- Over 140 million people use cannabis worldwide
- In U.S., decriminalization of marijuana by states has led to an increase in reports to poison control centers and in cannabis-related ED visits
  - Catalyzed by excessive use in adults and inadvertent ingestions in small children
  - Synthetic cannabinoids are the most abused synthetic drug and the second most abused drug among adolescents
- Duration of toxicity
  - Inhalation lasts 2-6 hours
  - Ingestion lasts approximately 8-12 hours

<u>Symptoms of Acute Cannabinoid Intoxication</u>

- Physiological effects include decreased systemic vascular resistance, elevated heart rate, decreased intraocular pressure, nystagmus, conjunctival injection, lethargy, decreased concentration and generalized psychomotor impairment
- Synthetic cannabinoid toxicity symptoms include sympathomimetic toxicity, psychosis and agitation, as well as seizures and sedation
- Severe cases have experienced hyperthermia, rhabdomyolysis and renal failure
- In children can lead to decreased muscle coordination, lethargy, seizures, dulled senses and death

Source: *Cannabinoid Toxicity.* https://www.ncbi.nlm.nih.gov/books/NBK482175/

Number of cannabis-associated ED visits is large with accelerated growth

ANEBULO PHARMACEUTICALS

Annual cannabis-associated ED visits in the U.S., 2006-2019



Cannabis Related Emergency Department Visits
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Outside of NEDS (estimated)
Captured in NEDS
+13%
+15%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Cannabis ED Visits
Outside of NEDs Visits (Estimated)

Growth of cannabis-associated emergency department visits has accelerated to a 15% CAGR since the first states legalized cannabis in 2012

We believe that **over 1.7M** ED visits in 2019 were associated with cannabis

Note: Between 21% and 23% of all emergency department visits were captured by the National Emergency Department Sample (NEDS) in the years 2006-2014. The number of visits outside of the NEDS sample was extrapolated. Source for 2006-2014: Shen, J. J., Shan, G., Kim, P. C., Yoo, J. W., Dodge-Francis, C., & Lee, Y.-J. (2018). Trends and Related Factors of Cannabis-Associated Emergency Department Visits in the United States. Journal of Addiction Medicine, 1. doi:10.1097/adm.0000000000000479, Source for 2015-2018: Company analysis of NEDS database

Significant unmet medical need

ANEBULO
PHARMACEUTICALS

Company-sponsored survey of 27 U.S. emergency room physicians
(November 2020)

On average, each physician saw 10.5 patients per month with acute cannabinoid intoxication (range 2-45 patients)

Need for a cannabinoid antagonist to treat acute cannabis intoxication

7.52

0
No need

5
Some need

10
Significant need

"Have had several pediatric patients require intubation secondary to cannabis overdose and would make a large impact on their care."

"Can't wait for antidote."

"Have also had patients with altered mental status that a medication to rule out confounded [*sic*] of Marijuana as cause would rapidly aid in disposition."

"An antagonist would be so helpful, because these patients often spend an inordinate amount of time in the ER becoming clinically sober."

Marijuana legalization is increasing

ANEBULO PHARMACEUTICALS



The State of Marijuana Legalization in the U.S.
Laws on recreational and medical marijuana use in the United States
Legal recreational & medical use
Medical use only
As of Nov 9, 2022. Some states not highlighted allow limited medical marijuana access.
Sources: NORML
statista

Legalization drives ED visits

4-year study at University of Colorado Hospital

- Marijuana-related ED visits tripled after Colorado became the first U.S. state to allow recreational sales
- 2-3 patients per day presented with severe vomiting, anxiety and psychosis
- More than 2,000 visits at this hospital alone

- Edible products accounted for 10.7% of cannabis-attributable visits (2014-2016)
- Represented only 0.32% of total cannabis sales in Colorado (in kilograms of tetrahydrocannabinol) during study period

Cannabis-attributable ED visits



Edible
Inhalable
n=
750
500
250
0
Legalization
2012
2013
2014
2015
2016

Source: Ann Intern Med. 2019 Apr 16;170(8):531-537

Potency of edibles tends to be deceiving

ANEBULO
PHARMACEUTICALS


CANNABIS
CHOCOLATE
BÍLÁ
ČOKOLÁDA
HOŘKÁ
Mary & Juana
CANNABIS
CHOCOLATE

Manufactured and packaged as familiar products to consumers, including candy bars or gummy snacks

- Consumers often approach cannabis edibles with the same serving size expectations as non-cannabis products
- Cannabis candy bar may contain 4x or more a safe dose of THC, much higher than a consumer may expect

Children are particularly vulnerable to intoxication given lower body mass and lack of awareness

- Poses a unique risk for pediatric exposure with brightly colored packaging and formulation into flavored candies and other sweets
- National Poison Data System call volumes increased 30% in pediatric-related calls in states post-legalization

Peak plasma THC concentrations occur in 3-10 minutes with inhalation versus 2-4 hours with ingestion

- Delayed reaction increases the risk of intoxication with edibles, particularly for inexperienced users
- Homemade edibles where dosing may be unexpectedly strong is another common cause of intoxication

Synthetic cannabinoids: a growing, serious problem

ANEBULO
PHARMACEUTICALS

Synthetic cannabinoids (commonly referred to as “spice” or “K2”) are the fastest-growing class of psychoactive drug worldwide

These drugs have serious potential side effects including seizure, renal failure and death, and were responsible for a well-publicized “zombie outbreak” on the East Coast in 2016

Synthetics can be as much as 85x as potent as Δ9-THC, have lower shipping weight than marijuana products and can evade traditional drug use screening methods, making them popular among some users

Synthetic cannabinoids are analogous to fentanyl for opioids insofar as they are more potent at the cannabinoid receptor than THC and will remain a problem for the foreseeable future

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

“Zombie” Outbreak Caused by the Synthetic Cannabinoid AMB-FUBINACA in New York

Axel J. Adams, B.S., Samuel D. Banister, Ph.D., Lisandro Irizarry, M.D., Jordan Trecki, Ph.D., Michael Schwartz, M.D., M.P.H., and Roy Gerona, Ph.D.

ABSTRACT

BACKGROUND

New psychoactive substances constitute a growing and dynamic class of abused drugs in the United States. On July 12, 2016, a synthetic cannabinoid caused mass intoxication of 33 persons in one New York City neighborhood, in an event described in the popular press as a “zombie” outbreak because of the appearance of the intoxicated persons.

METHODS

We obtained and tested serum, whole blood, and urine samples from 8 patients among the 18 who were transported to local hospitals; we also tested a sample of the herbal “incense” product “AK-47 24 Karat Gold,” which was implicated in the outbreak. Samples were analyzed by means of liquid chromatography–quadrupole time-of-flight mass spectrometry.

RESULTS

The synthetic cannabinoid methyl 2-(1-(4-fluorobenzyl)-1*H*-indazole-3-carboxamido)-3-methylbutanoate (AMB-FUBINACA, also known as MMB-FUBINACA or FUB-AMB) was identified in AK-47 24 Karat Gold at a mean (±SD) concentration of 16.0±3.9 mg per gram. The de-esterified acid metabolite was found in the serum or whole blood of all eight patients, with concentrations ranging from 77 to 636 ng per milliliter.

CONCLUSIONS

The potency of the synthetic cannabinoid identified in these analyses is consistent with strong depressant effects that account for the “zombielike” behavior reported in this mass intoxication. AMB-FUBINACA is an example of the emerging class of “ultrapotent” synthetic cannabinoids and poses a public health concern. Collaboration among clinical laboratory staff, health professionals, and law enforcement agencies facilitated the timely identification of the compound and allowed health authorities to take appropriate action.

ANEB-001 market opportunity & commercial plan


Sales
Prescription Sales
Hospital EDs

- Longer-term vision to pursue multiple markets
- Significant opportunity to expand the market at a lower ASP
- OUS upside

- 59 million cannabis past-year users in North America (2019)[1]
- Users seeking treatment to manage adverse side effects
- To pursue via partnerships
- OUS upside

- ~2.6mm U.S. ED visits in 2021
- To pursue via direct sales
- OUS upside

ANEB-001 prelaunch awareness-building activities are underway.

Migraine is a proxy for market uptake of Rx drugs to shorten symptom duration, with 2025 global category sales projected to reach $10.6 billion*.

[1] World Drug Report 2021 https://www.unodc.org/res/wdr2021/field/WDR21_Booklet_3.pdf

* https://www.industryarc.com/Report/15694/anti-migraine-drugs-market.html

Promising solution for acute cannabinoid intoxication

ANEBULO PHARMACEUTICALS

ANEB-001

- **CB1 antagonist**. Blocks the effect of THC at the CB1 receptor. Well-understood pharmacology.
- **Oral bioavailability**. ANEB-001 is administered as an oral treatment in the form of a pill, capsule or tablet.
- **Rapid absorption**. ANEB-001 is believed to rapidly reverse the signs and symptoms of acute cannabinoid intoxication.
- **Low likelihood of drug-drug interactions**. Preclinical testing demonstrated that ANEB-001 did not inhibit the metabolic cytochromes 1A2, 2C9, 2C19, 2D6 and 3A4 at pharmacologically relevant concentrations.
- **Differentiated treatment option**. Not aware of any competing products to reverse the symptoms of acute cannabinoid intoxication that are further along in the development process than ANEB-001.
- **Efficient path to proof-of-concept.** Results from Part A of Phase 2 proof-of-concept trial released in H1 CY2022, full results expected in 1Q 2023.



Well-understood pharmacology de-risks clinical development


THC
CB1 Receptor
Cell membrane

Effects

Feeling high

Anxiety

Psychosis/hallucinations

Sedation

Tachycardia


THC
Cell membrane
ANEB-001
CB1 Receptor

Effects

Decrease in feeling high

Decreased anxiety

Decrease in psychosis/hallucinations

Normalization of heartbeat

ANEB-001 is a competitive antagonist at the human CB1 receptor with an affinity of 0.6nM

Good bioavailability and brain penetration (brain:plasma ratio = 1.5)

Antagonizes THC-induced hypolocomotion in mice, a CB1 receptor-mediated response

ANEB-001 Clinical Development for ACI - Update

ANEBULO PHARMACEUTICALS

Phase 2 Study in Healthy Volunteers Challenged with THC:

- Positive Part A topline data released July 2022 for co-administered THC/ANEB-001
- Robust reduction in THC effects on feeling high, alertness, body sway
- Part B: Variation in THC/ANEB-001 doses and delayed dosing of ANEB-001
- All dosing has been completed and key interim PD data are available
- Rapid reversal of THC effects even with 1 hour delay in administration of ANEB-001
- Potent effects of ANEB-001 (10 mg) against a 30 mg THC dose
- Full final PD, PK, and safety results expected by end 1Q2023

Delayed Dosing of ANEB-001 Rapidly Reversed THC Effect

ANEBULO PHARMACEUTICALS

Time Course of VAS Feeling High After 30 mg THC with Delayed Dosing of ANEB-001



THC 30 mg + PBO (1 hr) (N = 5)
THC 30 mg + ANEB-001 10 mg (1 hr) (N = 10)
Feeling High log(mm)
2.0
1.5
1.0
0.5
0.0
N=2
N=3
N=4
-2
0
2
4
6
8
THC
ANEB
Time (hours)

3/5 placebo subjects were too intoxicated to complete the VAS assessment at 1 hr

10/10 subjects given ANEB-001 completed VAS assessment at all timepoints

- Oral THC (21 to 30 mg) induced strong feeling high symptoms in all subjects
- Delayed dosing of ANEB-001 rapidly reversed feeling high compared to placebo
- ANEB-001 reduced recovery time by several hours even after a 30 mg THC dose

Phase 2 Study in Healthy Subjects Challenged with THC

ANEBULO PHARMACEUTICALS

- Randomized, double-blind, placebo-controlled study in 2 parts
- **Part A**: Three parallel treatment arms (N = 20/arm)
  - Oral THC (10.5 mg) with single dose ANEB-001 (50 mg or 100 mg) or placebo
- **Part B**: Six cohorts with 2 treatment arms (up to 10 active/5 placebo per cohort)
  - Varying doses of THC and ANEB-001, coadministration or delayed dosing of ANEB-001
- Safety, PK, PD assessments over 24 hours, follow visit up between 7 and 14 days

Phase 2 Part A – Coadministration with THC

Primary Objective: To investigate the ability of ANEB-001 to inhibit the psychotropic effects of Δ9-Tetrahydrocannabinol (THC), the main psychoactive constituent of cannabis.

Randomized, double-blind, placebo-controlled study



Single Oral Dose, 24-hour assessment
60 adult healthy volunteers Age 18-45 (20 per arm)
THC (10.5 mg) + Placebo
THC (10.5 mg) + ANEB-001 (50 mg)
THC (10.5 mg) + ANEB-001 (100 mg)
7 to 14 Day follow-up
Day 1
Day 15

Endpoints:

Primary: inhibition of central nervous system effects of THC

- Visual analog scale "Feeling High"
- Visual analog scale "Alertness"
- Body sway
- Heart rate

Secondary: additional efficacy metrics, safety/tolerability, PK, PK/PD correlations

Phase 2 Part B – Variation in Dose and Timing

ANEBULO PHARMACEUTICALS

Cohort	THC Dose (mg)	ANEB-001 Dose (mg)	Dosed with THC	Dosed 1 hr after THC
1	21	30	X	
2	21	10	X	
3	21	10		X
4	40	10		X
5	30	10		X
6	30*	10		X

Cohorts 1-3 used THC tablets (Namisol®). Cohorts 4-6 used THC capsules (Marinol®)
*Following a high fat meal

ANEB-001 Produced a Sustained Reduction of Feeling High

ANEBULO
PHARMACEUTICALS

Time Course of VAS Feeling High Following Coadministration of THC and ANEB-001

10.5 mg THC (Part A) (N = 20/arm)



THC 10.5 mg/Placebo
THC 10.5 mg/ANEB-001 50 mg
THC 10.5 mg/ANEB-001 100 mg
VAS Feeling High log(mm)
Time (hours)
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8

21 mg THC (Part B)



THC 21 mg/Placebo (N = 8)
THC 21 mg/ANEB-001 10 mg (N = 9)
THC 21 mg/ANEB-001 30 mg (N = 6)
VAS Feeling High log(mm)
Time (hours)
2.0
1.5
1.0
0.5
0.0
0
2
4
6
8

- THC/placebo produced a substantial increase in the VAS feeling high score
- Coadministration of ANEB-001 led to a substantial reduction in feeling high ($p < 0.001$)
- The ANEB-001 protection was sustained for the duration of the THC effect
- The lowest dose of ANEB-001 tested (10 mg) reversed THC effect despite using a higher THC dose

Delayed Dosing of ANEB-001 Rapidly Reversed THC Effect

Time Course of VAS Feeling High After THC with Delayed Dosing of ANEB-001

21 mg THC (Part B)



THC 21 mg + PBO (N = 5)
THC 21 + ANEB-001 10 mg (1 hr) (N = 8)
Feeling High log(mm)
2.0
1.5
1.0
0.5
0.0
-2
2
4
6
8
THC
ANEB
Time (hours)

30 mg THC (Part B)



THC 30 mg + PBO (N = 5)
THC 30 mg + ANEB-001 10 mg (1 hr)
(N = 10)
Feeling High log(mm)
2.0
1.5
1.0
0.5
0.0
N=2
N=3
N=4
-2
2
4
6
8
THC
ANEB
Time (hours)

- Oral THC (21 to 30 mg) induced strong feeling high symptoms in all subjects
- Delayed dosing of ANEB-001 rapidly reversed feeling high compared to placebo
- ANEB-001 reduced recovery time by several hours even after a 30 mg THC dose

ANEB-001 for ACI – Summary and Next Steps

ANEBULO PHARMACEUTICALS

Phase 2 Clinical Study: Dosing of all cohorts completed; key interim data available; rapid reversal of THC effects even with high THC doses and 1 hour delay in administration of 10 mg ANEB-001; final results expected in 1Q2023

First US Clinical Study: Observational study in ACI patients; cleared by FDA; initiating

Regulatory: Completed second meeting with FDA/MIDD

Path to Approval: Targeting End of Phase 2A in 1H2023 to finalize registrational path

Parenteral Product: Prototype formulations now in preclinical testing

Development plan

ANEBULO
PHARMACEUTICALS

Dosing Completed

Lifecycle management

Proof of-Concept

- Phase 2 study at single site in Netherlands
- 134 healthy volunteers
- THC + various doses of ANEB-001 or placebo

Pivotal Program

- Ongoing meetings with MIDD/FDA
- Targeting End of Phase 2a meeting in 1H 2023 to finalize U.S. regulatory path

New Drug Application

- Exploration of strategic options for rights outside of the U.S.

Intellectual Property Portfolio

- Method of use patent
  - Issued October 2021
  - Protection through 2040
- Strategy to enhance IP portfolio

Due to a lack of approved therapeutics for acute cannabinoid intoxication, there is a moderate-to-high unmet need which has resulted in an increased burden in US emergency departments (ED).

TRIANGLE INSIGHTS GROUP
INSIGHTS THAT INSTILL CONFIDENCE
a trialcard® company

Acute Cannabinoid Intoxication (ACI) and Unmet Need

Increased Prevalence of ACI

- Cannabinoid intoxication results from **the overuse, abuse, or accidental ingestion** of cannabis
  - Symptoms include **hyperemesis, respiratory depression, psychosis**
- The **increasing availability, diversity, and potency of cannabis products** create potential for an **increased risk of overdose and injury**

Overburdened Emergency Services

- Due to rising legalization across states and accidental exposures by minors, EDs are reporting a **300–600% increase in ACI cases**
  - ACI impacts **not only first-time users**, but can also **trigger additional medical events that can be ongoing (psychotic, respiratory, cardiovascular)**

Poor Standard of Care

- Due to the lack of treatments, management is largely symptomatic and frequently involves a **"wait and watch"** approach, thus there is a **significant unmet demand for a novel and potent reversal medication**

Source: TIG Analysis, Kelly BF, Nappe TM. Cannabinoid Toxicity. [Updated 2022 Jul 12]. In: StatPearls; Triangle Insights Group Interviews with N = 8 ED Physicians, N = 15 Payers, conducted November-December 2022

Approximately 1.8M patients in the US with an ACI may need an intervention after being diagnosed and has further contributed to the ongoing ED burden and crisis occurring today.

Patient Impact and Volume

Acute Cannabinoid Intoxication Affects:


~2 Million Americans

~52M
Will have consumed cannabis by end of 2022

~71M
Will have consumed cannabis by end of 2030

Emergency Department Boarding Crisis

Nov. 2022, The American College of Emergency Physicians and Medical Association, wrote a letter to the Biden Administration warning that hospital EDs have been brought to a "breaking point", becoming "its own public health emergency"



*"**Any emergency patient can find themselves boarded**, regardless of their condition, age, insurance coverage, income, or geographic area. **Patients in need of intensive care may board for hours in ED beds** not set up for the extra monitoring they need… **<u>we have patients who unfortunately have died waiting in our waiting room while awaiting treatment.</u>**"* – ED Physicians

Physician and Payer Perspectives

1. Physicians recognize a **significant unmet need** for ACI and **lack of effective treatment options**
2. Physicians have noted an **increase in the number of ED visits** attributed to ACI and **accidental exposures** among children **post-legalization**
3. Key concerns include length of stay in the ED, HCP time spent treating ACI, and inpatient admissions
4. Given the unmet need, and **favorable clinical outcomes** in Phase 2 trials, payers anticipate that ER patients would have **access to a treatment with minimal to no restrictions**

*"[ACI patients] that do come in are **resource intensive** because **the treatment paradigm is not easily defined.**"* – ED Physician

*"As the **epidemic of toxicity continues to get worse**, there could be serious adverse events. **It's a good idea to have a product available for cannabis toxicity.**"* – MCO Payer

Source: acep.org ; Morrissey, K., et al. *2022 U.S. Cannabis Report*. New Frontier Data; Triangle Insights Group Interviews with N = 8 ED Physicians, N = 15 Payers, conducted November-December 2022

When compared to the standard of care, ANEB-001 potentially can alleviate symptoms significantly more quickly, saving time and money while also enhancing patient care and overall well-being.

Current ACI Patient Journey in the ED with ANEB-001

Symptom Assessment

- Mild → *"Wait & Watch"*
- Moderate →
- Severe → *Inpatient Admission*

After **ingesting edible cannabis** (recreational), a man, presents with mild confusion, tachycardia, dizziness, headache, and anxiety →

After waiting to be seen for 1 hour, the patient is triaged at an emergency severity level 4 with **a mild/moderate case of Acute Cannabinoid Intoxication** →

The patient receives a bed where he is given an IV for hydration, and has a general work-up and tox screen to rule-out any co-ingestions or other medical conditions →

The patient is prescribed Lorazepam for persistent anxiety and spends over **5 hours metabolizing the THC** until ready to be discharged →

7 hours after presentation, patient normalized and is discharged from the ED

The patient is prescribed **ANEB-001** and his **symptoms normalize back to baseline** →

2-3 hours after presentation, patient is **discharged** from ED

*"I would use it [ANEB-001] **sooner rather than later to help decrease length of stay** [in the ED]."*
– ED Physician

*"[When asked about ANEB-001 potential to reduce ED burden] Sounds very good because it looks like it **can get patients out quickly and move them along**."*
– MCO Payer

ANEB-001, a novel cannabinoid receptor antagonist, offers the potential to address this unmet need by providing an effective, convenient and accessible option for the treatment of ACI.

Overview of ANEB-001


THC
ANEB-001
CB1 Receptor
Potential Effects

Mechanism of Action

Potent, small molecule, cannabinoid receptor 1 antagonist with a high affinity for the CB1 receptor

Administration

ANEB-001 is administered to **reverse the symptoms of cannabinoid intoxication**

Issued U.S. patent covers all routes of administration (i.e., oral, IM, IV)

Efficacy Data

Current data to date has shown ANEB-001's ability to **significantly reduce feeling "high", body sway**, and **improved alertness** with minimal to **no serious side effects***

Value

ANEB-001 has the potential to **quickly alleviate the symptoms** of cannabinoid intoxication, **reducing patient time spent in the ED by 3-4.5 hours,** and contribute to **a reduction in overall ED burden today**

*Except one case of moderate nausea/vomiting

Source: Anebulo.com

As existing ACI expenses range widely from $1,000-$10,000 when treated and released but also exceed $15,000 if the patient is admitted, ANEB-001 can lower cost of ACI treatment up to 10-fold.

Average Estimated Cost-of-Care for ACI Patients



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4 Hospital Admission
3 Further Complications
2 Comorbidity Treatment
1 Intake & Treatment
~$1,500
~$10,000
~$15,000
Additional cost of treating comorbidities can be up to $5K-10K
Inpatient costs can rise to $45K if patient stay is 3 days
+2 Comorbidities
1-2 Comorbidities
+2 Comorbidities
1-2 Comorbidities
ED Visit (No Overnight Stay)
ED Visit with Comorbidities (No Hospital Admission)
Inpatient Stay

	ED Visit (No Overnight Stay)	ED Visit with Comorbidities (No Hospital Admission)	Inpatient Stay
Breakdown of Associated Costs	1 *Triage Fee* *HCP Time/Labor* *General Diagnostic & Laboratory Fees* *Medication*	1 2 3 *Additional Diagnostics & Laboratory Fees* *Monitoring Supplies* *Medication*	1 2 3 4 *Length-of-Stay (Room Fees per Day)* *Additional Treatment Fees*
Length of Time*	*4-8 hours*	*Up to 24 hours*	*24-72 hours*
Patient Volume* (%)	*90%, ~50% present with comorbidities*		*10%*

*These values are averages or ranges from interviews with ED Physicians

Anebulo's value proposition and ability to address an unmet need in ACI is corroborated by favorable receptivity among US emergency department specialists and payers in a growing market

Growing Disease Prevalence

- Legalizing cannabis for both medical and recreational purposes will increase emergency room visits (1.8 million in 2020 – at a 15% CAGR) for overdose and cannabinoid-related injury

Emergency Department Burden

- Physicians and payers in legalized states recognize the burden of ACI on the ED. ANEB-001 has a path to quality coverage and is poised to reduce multiple factors related to ACI burden in emergency departments

Need for Better Treatment Options

- Providers do not currently have a go-to option for treatment of ACI patients
- ANEB-001 is easy to administer, has a well-known mechanism of action, and a well characterized and tolerated safety profile

Substantial Market Opportunity

- The number of people at risk for ACI is growing and since no product has been authorized for this indication the estimated peak revenue for ANEB-001 is expected to be ~$640M in 2032 (if approved)

In summary

- Addressing unmet medical need in a large and growing market, with acute cannabinoid intoxication becoming an increasingly widespread health issue
- ANEB-001 is a de-risked asset with a well understood mechanism of action as a CB1 antagonist
- Demonstrated human poof-of-concept in a Phase 2 study. Targeting an End of Phase 2A meeting in 1H23
- Capital-efficient business model


210.95
149.16
1.41%

Investor Contacts:

Scott Anderson-Head of Investor Relations
scott@anebulo.com

Rex Merchant-CFO
rex@anebulo.com